Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports Second Quarter 2014 Total Revenues Increased 30.4%

Adjusted Earnings Per Share increased 19.8%

COLUMBUS, Ga., July 22, 2014 — TSYS (NYSE: TSS) today reported results for the second quarter of 2014.

Total revenues for the quarter were $602.0 million, an increase of 30.4%. Revenues before reimbursable items were $538.1 million, an increase of 34.2%. Adjusted EBITDA was $170.9 million, an increase of 22.0%. Income from continuing operations was $59.8 million. Adjusted earnings per share (EPS) from continuing operations were $0.45, an increase of 19.8%. On a GAAP basis, basic and diluted EPS from continuing operations were $0.32.

Total revenues year-to-date were $1.2 billion, an increase of 31.2%. Revenues before reimbursable items were $1.1 billion, an increase of 35.7%. Adjusted EBITDA was $320.5 million, an increase of 21.6%. Income from continuing operations was $109.1 million. Adjusted EPS from continuing operations was $0.83, an increase of 9.2%. On a GAAP basis, basic and diluted EPS from continuing operations were $0.58.

“We set another milestone this quarter with total revenues of over $600 million for the first time in TSYS’ history. It was an outstanding quarter with our consolidated adjusted operating margin improving 357 basis points over the first quarter to 24.94%,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

“Year to date, our free cash flow was $133.7 million, an increase of $54.9 million, or 69.6% over last year. During the quarter, we deployed $115.7 million of our capital by repurchasing 3.7 million shares,” added Tomlinson.

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TSYS Reports Second Quarter 2014 Total Revenues Increased 30.4%/p.2

Also during the quarter, TSYS announced that Phil Tomlinson will retire as chief executive officer and that M. Troy Woods has been elected by the TSYS board of directors as president and chief executive officer, effective July 31, 2014. Tomlinson will continue to serve as executive chairman of the board of TSYS until the 2015 Annual Shareholders’ Meeting.

“I am honored to have been chosen to carry the torch at this exciting time in our history. All of us here at TSYS are stewards of the tremendous business and cultural legacy we have been given. I feel particularly accountable for making sure we build on our strong foundation, grow this company and achieve our vision of being the leading global payment solutions provider,” stated Woods.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, July 22. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 12 to 14 of this release.

About TSYS

At TSYS® (NYSE: TSS), we believe payments should revolve around people, not the other way around. We call this belief “People-Centered Payments®.” By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend®, A TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Ga., U.S.A., with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS is a member of The Civic 50 and was named one of the 2013 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website. For more, please visit us at www.tsys.com.

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TSYS Reports Second Quarter 2014 Total Revenues Increased 30.4%/p.3

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the risks described in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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TSYS Announces Second Quarter 2014 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	Percent Change	2014	2013	Percent Change
Total revenues	$602,036	461,860	30.4%	$1,194,883	910,651	31.2%

Cost of services	416,489	301,627	38.1	839,372	605,996	38.5
Selling, general and administrative expenses	85,602	64,345	33.0	173,616	130,765	32.8
Merger and acquisition expenses	1,182	1,246	(5.1)	2,435	4,727	(48.5)

Operating income	98,763	94,642	4.4	179,460	169,163	6.1
Nonoperating income (expenses)	(899)	(590)	(52.4)	(1,223)	413	nm
Merger and acquisition expenses - bridge loan facility & other financing	(9,486)	(6,934)	(36.8)	(18,975)	(9,677)	(96.1)

Income before income taxes, noncontrolling interests and equity in income of equity investments	88,378	87,118	1.4	159,262	159,899	(0.4)
Income taxes	30,771	29,984	2.6	55,106	47,447	16.1

Income before noncontrolling interests and equity in income of equity investments	57,607	57,134	0.8	104,156	112,452	(7.4)
Equity in income of equity investments	3,600	2,749	31.0	7,696	6,565	17.2

Income from continuing operations, net of tax	61,207	59,883	2.2	111,852	119,017	(6.0)
Income from discontinued operations, net of tax	50,133	678	nm	51,113	693	nm

Net income	111,340	60,561	83.8	162,965	119,710	36.1
Net income attributable to noncontrolling interests	(1,436)	(2,845)	49.5	(3,759)	(4,965)	24.3

Net income attributable to TSYS common shareholders	$109,904	57,716	90.4%	$159,206	114,745	38.7%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.32	0.31	3.6%	$0.58	0.62	(5.8)%
Gain (Loss) from discontinued operations to TSYS common shareholders*	0.27	(0.00)	nm	0.27	(0.01)	nm

Basic earnings per share (EPS)	$0.59	0.31	91.8%	$0.85	0.61	38.9%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.32	0.31	3.1%	$0.58	0.61	(6.2)%
Gain (Loss) from discontinued operations to TSYS common shareholders*	0.27	(0.00)	nm	0.26	(0.01)	nm

Diluted EPS	$0.58	0.31	90.7	$0.84	0.61	38.3%

Dividends declared per share	$0.10	0.10		$0.20	0.20

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$59,771	58,096	2.9%	$109,092	116,000	(6.0)%
Gain (Loss) from discontinued operations, net of tax	50,133	(380)	nm	50,114	(1,255)	nm

Net income	$109,904	57,716	90.4%	$159,206	114,745	38.7%

Non-GAAP measures:
Adjusted EPS from continuing operations	$0.45	0.37	19.8%	$0.83	0.76	9.2%

Adjusted EBITDA	$170,894	140,105	22.0%	$320,489	263,551	21.6%

nm = not meaningful

*	EPS amounts may not total due to rounding.

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TSYS Announces Second Quarter 2014 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income	$111,340	60,561	$162,965	119,710
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments as a result of discontinued operations	3,514	—	3,514	—
Foreign currency translation adjustments	3,627	(1,064)	5,207	(13,711)
Postretirement healthcare plan adjustments	371	155	296	310
Unrealized gain on available-for-sale securities	(612)	—	(42)	—

Other comprehensive income (loss)	6,900	(909)	8,975	(13,401)

Comprehensive income	118,240	59,652	171,940	106,309
Comprehensive income attributable to noncontrolling interests	1,152	2,455	3,979	2,922

Comprehensive income attributable to TSYS common shareholders	$117,088	57,197	$167,961	103,387

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TSYS Announces Second Quarter 2014 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30, 2014		Three Months Ended June 30, 2013		Six Months Ended June 30, 2014		Six Months Ended June 30, 2013
	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities
Basic earnings per share:
Net income attributable to TSYS common shareholders	$109,904		57,716		$159,206		114,745
Less income allocated to nonvested awards	(1,102)	1,102	(175)	175	(1,633)	1,633	(385)	385

Net income allocated to common stock for EPS calculation (a)	$108,802	1,102	57,541	175	$157,573	1,633	114,360	385

Average common shares outstanding (b)	184,491	1,882	187,147	591	185,123	1,935	186,633	644

Average common shares and participating securities	186,373		187,738		187,058		187,277

Basic earnings per share (a)/(b)	$0.59	0.59	0.31	0.30	$0.85	0.84	0.61	0.60

Diluted earnings per share:
Net income attributable to TSYS common shareholders	$109,904		57,716		$159,206		114,745
Less income allocated to nonvested awards	(1,092)	1,092	(175)	175	(1,617)	1,617	(382)	382

Net income allocated to common stock for EPS calculation (c)	$108,812	1,092	57,541	175	$157,589	1,617	114,363	382

Average common shares outstanding	184,491	1,882	187,147	591	185,123	1,935	186,633	644
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,994		981		2,379		1,576

Average common and common equivalent shares outstanding (d)	186,485	1,882	188,128	591	187,502	1,935	188,209	644

Average common and common equivalent shares and participating securities	188,367		188,719		189,437		188,853

Diluted earnings per share (c)/(d)	$0.58	0.58	0.31	0.30	$0.84	0.84	0.61	0.59

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TSYS Announces Second Quarter 2014 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2014	2013	$	%	2014	2013	$	%
Revenues before reimbursable items
North America Services	$233,217	214,526	18,691	8.7%	$457,585	420,122	37,463	8.9%
International Services	84,732	76,626	8,106	10.6	161,505	153,013	8,492	5.5
Merchant Services	108,335	112,952	(4,617)	(4.1)	212,960	222,253	(9,293)	(4.2)
NetSpend	116,833	—	116,833	na	249,473	—	249,473	na
Intersegment revenues	(5,050)	(3,175)	(1,875)	(59.1)	(10,705)	(6,428)	(4,277)	(66.5)

Revenues before reimbursable items from external customers	$538,067	400,929	137,138	34.2%	$1,070,818	788,960	281,858	35.7%

Total revenues
North America Services	$273,324	248,640	24,684	9.9%	$535,502	488,429	47,073	9.6%
International Services	90,466	81,504	8,962	11.0	172,844	162,395	10,449	6.4
Merchant Services	128,017	136,458	(8,441)	(6.2)	250,707	269,359	(18,652)	(6.9)
NetSpend	116,833	—	116,833	na	249,473	—	249,473	na
Intersegment revenues	(6,604)	(4,742)	(1,862)	(39.3)	(13,643)	(9,532)	(4,111)	(43.1)

Revenues from external customers	$602,036	461,860	140,176	30.4%	$1,194,883	910,651	284,232	31.2%

Depreciation and amortization
North America Services	$20,928	18,213	2,715	14.9%	$41,204	36,296	4,908	13.5%
International Services	9,761	9,450	311	3.3	19,566	20,149	(583)	(2.9)
Merchant Services	3,567	2,998	569	19.0	6,967	6,140	827	13.5
NetSpend	1,890	—	1,890	na	3,625	—	3,625	na

Segment depreciation and amortization	36,146	30,661	5,485	17.9	71,362	62,585	8,777	14.0
Acquisition intangible amortization	24,282	7,879	16,403	nm	48,595	16,411	32,184	nm
Corporate admin and other	533	466	67	14.4	1,038	861	177	20.6

Total depreciation and amortization	$60,961	39,006	21,955	56.3%	$120,995	79,857	41,138	51.5%

Adjusted segment operating income
North America Services	$84,578	81,318	3,260	4.0%	$159,155	150,066	9,089	6.1%
International Services	11,743	7,693	4,050	52.6	16,299	14,554	1,745	12.0
Merchant Services	32,896	41,302	(8,406)	(20.4)	63,064	78,938	(15,874)	(20.1)
NetSpend	30,703	—	30,703	na	59,421	—	59,421	na

Total adjusted segment operating income	159,920	130,313	29,607	22.7	297,939	243,558	54,381	22.3
Acquisition intangible amorization	(24,282)	(7,879)	(16,403)	nm	(48,595)	(16,411)	(32,184)	nm
NetSpend M&A operating expenses	(1,182)	(1,246)	64	5.1	(2,435)	(4,727)	2,292	48.5
Share-based compensation	(9,988)	(5,211)	(4,777)	(91.7)	(17,599)	(9,804)	(7,795)	(79.5)
Corporate admin and other	(25,705)	(21,335)	(4,370)	(20.5)	(49,850)	(43,453)	(6,397)	(14.7)

Operating income	$98,763	94,642	4,121	4.4%	$179,460	169,163	10,297	6.1%

Other:
Reimbursable items:
North America Services	$40,107	34,114	5,993	17.6%	$77,917	68,307	9,610	14.1%
International Services	5,734	4,878	856	17.5	11,339	9,382	1,957	20.9
Merchant Services	19,682	23,506	(3,824)	(16.3)	37,747	47,106	(9,359)	(19.9)
NetSpend	—	—	—	na	—	—	—	na
Intersegment revenues	(1,554)	(1,567)	13	0.8	(2,938)	(3,104)	166	5.3

Reimbursable items	$63,969	60,931	3,038	5.0%	$124,065	121,691	2,374	2.0%

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TSYS Announces Second Quarter 2014 Earnings

TSYS Segment Breakdown (unaudited) (in thousands)
Other:
Volumes:	At		Change
FTEs (full-time equivalents)	6/30/2014	6/30/2013	#	%
North America Services	4,673	4,252	421	9.9%
International Services	2,382	2,287	95	4.2
Merchant Services	1,593	1,599	(6)	(0.4)
NetSpend	536	—	536	na
Corporate Admin and Other	594	483	111	23.0

FTEs - Continuing Operations	9,778	8,621	1,157	13.4%

Discontinued Operations	—	91	(91)	na

FTEs	9,778	8,712	1,066	12.2%

	At		Change
Total assets (in thousands)	6/30/2014	12/31/2013	$	%
North America Services	$3,258,409	3,215,333	43,076	1.3%
International Services	356,610	417,379	(60,769)	(14.6)
Merchant Services	696,325	676,592	19,733	2.9
NetSpend	1,566,358	1,596,150	(29,792)	(1.9)
Intersegment assets	(2,199,793)	(2,218,886)	19,093	0.9

Total assets	$3,677,909	3,686,568	(8,659)	(0.2)%

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2014	2013	Inc(Dec)%		2014	2013	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					510.3	430.7	79.6	18.5%
Transactions (in millions)	2,696.7	2,235.0	461.7	20.7%	5,024.3	4,248.4	775.9	18.3%
International Segment:
AOF (in millions)					62.3	58.0	4.4	7.5%
Transactions (in millions)	558.1	492.4	65.7	13.3%	1,076.0	926.3	149.7	16.2%
Merchant Segment:
Point-of-sale Transactions (in millions)	1,045.1	1,136.0	(90.9)	(8.0)%	2,027.3	2,235.1	(207.8)	(9.3)%
Dollar sales volume (in millions)	$11,796.5	$11,028.0	$768.5	7.0%	$22,576.3	$21,160.0	$1,416.3	6.7%
NetSpend Segment:
Gross Dollar Volume (in millions)	$4,634.8	$3,948.0	$686.8	17.4%	$11,202.0	$9,326.7	$1,875.3	20.1%
90-Day Active Cards (in thousands)					3,388.0	3,092.3	295.7	9.6
Direct Deposit 90-Day Active Cards (in thousands)					1,600.7	1,361.4	239.3	17.6
% of 90-Day Active Cards with Direct Deposit					47.2%	44.0%

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TSYS Announces Second Quarter 2014 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Jun 30, 2014	Dec 31, 2013
Assets
Current assets:
Cash and cash equivalents	$250,957	247,700
Accounts receivable, net	281,338	255,773
Deferred income tax assets	12,082	14,158
Prepaid expenses and other current assets	103,558	95,109
Current assets of discontinued operations	4,003	41,193

Total current assets	651,938	653,933
Goodwill	1,550,817	1,541,574
Other intangible assets, net	442,661	481,419
Computer software, net	353,459	363,880
Property and equipment, net	274,507	259,968
Contract acquisition costs, net	211,007	184,828
Equity investments, net	99,634	94,133
Deferred income tax assets, net	394	3,972
Other assets	93,492	87,146
Long-Term assets of discontinued operations	—	15,715

Total assets	$3,677,909	3,686,568

Liabilities
Current liabilities:
Accounts payable	$44,078	33,651
Current portion of borrowings	34,383	34,257
Accrued salaries and employee benefits	26,814	38,339
Current portion of obligations under capital leases	8,777	22,662
Other current liabilities	204,837	159,170
Current liabilities of discontinued operations	4,003	9,136

Total current liabilities	322,892	297,215
Long-term borrowings, excluding current portion	1,411,217	1,428,251
Deferred income tax liabilities	194,203	228,727
Obligations under capital leases, excluding current portion	7,075	7,500
Other long-term liabilities	94,858	81,600
Long-term liabilities of discontinued operations	—	1,197

Total liabilities	2,030,245	2,044,490

Redeemable noncontrolling interest	22,210	39,652

Equity
Shareholders’ equity:
Common stock	20,279	20,279
Additional paid-in capital	158,415	165,841
Accumulated other comprehensive income, net	12,504	3,749
Treasury stock	(412,669)	(326,996)
Retained earnings	1,839,904	1,718,204

Total shareholders’ equity	1,618,433	1,581,077

Noncontrolling interests in consolidated subsidiaries	7,021	21,349

Total equity	1,625,454	1,602,426

Total liabilities and equity	$3,677,909	3,686,568

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TSYS Announces Second Quarter 2014 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Six Months Ended June 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$162,965	119,710
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(7,696)	(6,565)
Dividends received from equity investments	—	1,016
Loss (Gain) on foreign currency	1,964	(72)
Depreciation and amortization	122,393	83,043
Amortization of debt issuance costs	906	6,315
Amortization of bond discount	190	39
Changes in fair value of private equity investments	(234)	(1,227)
Share-based compensation	17,599	9,804
Excess tax benefit from share-based compensation	(5,771)	(2,040)
Provisions for bad debt expense and billing adjustments	1,307	1,541
Charges for transaction processing provisions	2,966	7,093
Provision for fraud and other losses	21,535	—
Deferred income tax expense	(8,474)	20,420
Loss on disposal of equipment, net	8	55
Gain on disposal of subsidiaries	(85,310)	—
Changes in operating assets and liabilities:
Accounts receivable	(24,885)	(8,031)
Prepaid expenses, other current assets and other long-term assets	(16,869)	(24,911)
Accounts payable	3,306	(34,602)
Accrued salaries and employee benefits	(11,506)	(7,989)
Other current liabilities and other long-term liabilities	65,048	(6,351)

Net cash provided by operating activities	239,442	157,248

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(37,152)	(13,701)
Additions to licensed computer software from vendors	(7,729)	(27,711)
Additions to internally developed computer software	(21,271)	(12,522)
Proceeds from dispositions, net of expenses paid and cash disposed	45,049	—
Purchase of private equity investments	(813)	(1,006)
Additions to contract acquisition costs	(39,623)	(24,506)

Net cash used in investing activities	(61,539)	(79,446)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term borrowings and capital lease obligations	(34,467)	(20,073)
Proceeds from borrowings of long-term borrowings	—	1,095,661
Proceeds from exercise of stock options	22,284	19,449
Excess tax benefit from share-based compensation	5,771	2,040
Repurchase of common stock under plans and tax withholding	(120,848)	(6,268)
Debt issuance costs	—	(13,018)
Purchase of noncontrolling interests	(37,500)	—
Subsidiary dividends paid to noncontrolling shareholders	(5,182)	(4,139)
Dividends paid on common stock	(37,633)	(18,758)

Net cash (used in) provided by financing activities	(207,575)	1,054,894

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	2,399	(6,099)

Net (decrease) increase in cash and cash equivalents	(27,273)	1,126,597
Cash and cash equivalents at beginning of period	278,230	247,612

Cash and cash equivalents at end of period	250,957	1,374,209
Less cash and cash equivalents of discontinued operations at end of period	—	25,234

Cash and cash equivalents of continuing operations at end of period	$250,957	1,348,975

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TSYS Announces Second Quarter 2014 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	June 2014	June 2013	% Change
Consumer Credit	246.5	208.5	18.2
Retail	27.9	25.9	8.0

Total Consumer	274.4	234.4	17.1
Commercial	40.4	38.6	4.9
Other	20.4	15.3	32.7

Subtotal	335.2	288.3	16.3
Prepaid/Stored Value	117.7	102.8	14.4
Government Services	65.6	60.6	8.4
Commercial Card Single Use	54.2	37.0	46.4

Total AOF	572.7	488.7	17.2

Growth in Accounts on File (in millions):

	June 2013 to June 2014	June 2012 to June 2013
Beginning balance	488.7	440.1
Change in accounts on file due to:
Internal growth of existing clients	38.4	35.2
New clients	71.9	76.1
Purges/Sales	(25.4)	(62.7)
Deconversions	(0.9)	(0.0)

Ending balance	572.7	488.7

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TSYS Announces Second Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents second quarter 2014 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 29.9% as compared to a reported GAAP increase of 31.2%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted EPS.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

The schedule also provides a reconciliation of net income, adjusted for income from discontinued operations, equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Second Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	Percent Change	2014	2013	Percent Change
Consolidated
Constant currency (1)	$594,799	461,860	28.8%	$1,183,283	910,651	29.9%
Foreign currency (2)	7,237	—		11,600	—

Total revenues	$602,036	461,860	30.4%	$1,194,883	910,651	31.2%

Constant currency (1)	$531,303	400,929	32.5%	$1,060,005	788,960	34.4%
Foreign currency (2)	6,764	—		10,813	—

Total revenues before reimbursable items	$538,067	400,929	34.2%	$1,070,818	788,960	35.7%

Constant currency (1)	$95,381	94,642	0.8%	$173,533	169,163	2.6%
Foreign currency (2)	3,382	—		5,927	—

Operating income	$98,763	94,642	4.4%	$179,460	169,163	6.1%

International Services
Constant currency (1)	$83,300	81,504	2.2%	$161,434	162,395	(0.6)%
Foreign currency (2)	7,166	—		11,410	—

Total revenues	$90,466	81,504	11.0%	$172,844	162,395	6.4%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	Percent Change	2014	2013	Percent Change
Total revenues	$602,036	461,860	30.4%	$1,194,883	910,651	31.2%
Reimbursable items	63,969	60,931	5.0	124,065	121,691	2.0

Revenues before reimbursable items	$538,067	400,929	34.2%	$1,070,818	788,960	35.7%

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TSYS Announces Second Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	Percent Change	2014	2013	Percent Change
Income from continuing operations attributable to TSYS common shareholders	$59,771	58,096	90.4%	$109,092	116,000	(6.0)%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	$15,799	5,048	nm %	31,612	10,538	nm %
Add: Share-based compensation, net of taxes	6,584	3,573	84.3%	11,601	6,719	72.7%
Add: NetSpend M&A expenses, net of taxes*	1,122	3,288	(65.9)%	2,325	8,510	(72.7)%

Adjusted earnings	$83,276	70,005	19.0%	$154,630	141,767	9.1%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.32	0.31	3.6%	$0.58	0.62	(5.8)%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.08	0.03	nm %	0.17	0.06	nm %
Add: Share-based compensation, net of taxes	0.04	0.02	85.8%	0.06	0.04	72.7%
Add: NetSpend M&A expenses, net of taxes*	0.01	0.02	(65.7)%	0.01	0.05	(72.7)%

Adjusted EPS **	$0.45	0.37	19.8%	$0.83	0.76	9.2%

Average common shares and participating securities	186,373	187,738		187,058	187,277

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	Percent Change	2014	2013	Percent Change
Net income	$111,340	60,561	83.8%	$162,965	119,710	36.1%
Adjust for:
Deduct: Income from discontinued operations	(50,133)	(678)	nm %	(51,113)	(693)	nm %
Deduct: Equity in income of equity investments	(3,600)	(2,749)	(31.0)%	(7,696)	(6,565)	(17.2)%
Add: Income taxes	30,771	29,984	2.6%	55,106	47,447	16.1%
Add: Nonoperating expense	10,385	7,524	38.0%	20,198	9,264	nm %
Add: Depreciation and amortization	60,961	39,006	56.3%	120,995	79,857	51.5%

EBITDA	159,724	133,648	19.5%	300,455	249,020	20.7%
Adjust for:
Add: Share-based compensation	9,988	5,211	91.7%	17,599	9,804	79.5%
Add: NetSpend M&A operating expenses*	1,182	1,246	(5.1)%	2,435	4,727	(48.5)%

Adjusted EBITDA	$170,894	140,105	22.0%	$320,489	263,551	21.6%

nm = not meaningful

*	Excludes share-based compensation